                               ELECSYS CORPORATION
                             15301 WEST 109TH STREET
                              LENEXA, KANSAS 66219

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD SEPTEMBER 23, 2004

         You are invited to attend the annual meeting of the stockholders of
Elecsys Corporation (the "Company"), which will be held at the Lenexa Conference
Center, 11184 Lackman Road, Lenexa, Kansas on Thursday, September 23, 2004,
commencing at 2:00 p.m. local time, to consider and act upon the following matters and such other business as may properly come before the meeting or any adjournment of the meeting:

1. The election of:
              (a) One (1) Class II Director to serve for a term of three years expiring in 2007;

              (b) One (1) Class III Director to serve for a term of one year expiring in 2005;

     Holders of record of the outstanding common stock of the Company at the close of business on August 9, 2004 are entitled to vote at the meeting or any adjournment of the meeting.

                                           By Order of the Board of Directors,

                                           /s/ Todd A. Daniels
                                           Todd A. Daniels
                                           Secretary

Lenexa, Kansas
August 20, 2004

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE DATE AND SIGN THE
ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOUR SHARES
CANNOT BE VOTED UNLESS YOU SIGN AND RETURN A PROXY OR VOTE BY BALLOT AT THE
MEETING.

                               ELECSYS CORPORATION
                             15301 West 109th Street
                              Lenexa, Kansas 66219

                                 PROXY STATEMENT

                               GENERAL INFORMATION

Solicitation and Revocability of Proxies

         The enclosed proxy is being solicited on behalf of the Board of
Directors of Elecsys Corporation for use at the annual meeting of the stockholders to be held on September 23, 2004, or at any adjournment thereof, at
2:00 p.m. local time, at the Lenexa Conference Center, 11184 Lackman Road,
Lenexa, Kansas. Any proxy given does not affect the right to vote in person at the annual meeting and may be revoked at any time before it is exercised by notifying Todd A. Daniels, Secretary, by mail, telegram or facsimile, or by appearing at the annual meeting in person and casting a ballot. This proxy statement and the proxy were first mailed to stockholders on or about August 20,
2004.

         All expenses of solicitation will be borne by the Company. In addition to solicitations by mail, employees and directors of the Company may solicit proxies in person or by telephone. We do not expect to pay any compensation for the solicitation of proxies.

Voting Procedures

         Shares represented by a properly signed proxy received pursuant to this solicitation will be voted in accordance with instructions thereon. If the proxy is properly signed and returned and no instructions are given on the proxy with respect to the matters to be acted upon, the shares represented by the proxy will be voted at the annual meeting or any adjournment thereof for the election, as directors of the Company, of the nominees named in this proxy. Each of the nominees hereinafter named has indicated his willingness to serve if elected, and it is not anticipated that either of them will become unavailable for election. However, if any of the nominees should unexpectedly become unavailable for election for any reason, the shares represented by the proxy will be voted for such substituted nominee(s) as the Board of Directors may name.

         The enclosed proxy confers discretionary authority to the proxyholders to vote on any other business that may properly come before the annual meeting or any adjournment thereof. The Board of Directors is not aware of any other business, other than those matters described in this proxy statement and except for matters incident to the conduct of the annual meeting, to be presented for action at the annual meeting and does not itself intend to present any such other business. However, if any such other business does come before the annual meeting or any adjournment thereof, shares represented by

proxies properly signed and returned pursuant to this solicitation will be voted in the discretion of the Board of Directors.

         The two nominees for director receiving the greatest number of votes at the annual meeting will be elected as directors. Any shares not voted (whether by abstention, broker non-vote, or otherwise) have no impact in the election of directors except to the extent the failure to vote for an individual results in another individual receiving a larger proportion of the total votes.

         Only holders of common stock of the Company of record as of the close of business on August 9, 2004, are entitled to vote at the annual meeting. At the close of business on that date, 2,826,331 shares of common stock were issued and outstanding. For each class of director being elected, holders of common stock are entitled to one vote per share held on the record date. Shares cannot be voted at the annual meeting unless the record owner is present in person or represented by proxy.

                               SECURITY OWNERSHIP

Stock Ownership of Principal Stockholders and Management

         The following table sets forth the beneficial ownership of shares of the Company's common stock as of July 30, 2004, by (i) the stockholders known by the Company to own beneficially more than 5% of the common stock, (ii) each director of the Company who owns beneficially any common stock, (iii) each executive officer named in the "Summary Compensation Table," and (iv) all directors and executive officers of the Company as a group. Unless otherwise indicated, the Company believes that those stockholders listed below have sole voting and investment power with respect to the common stock indicated as beneficially owned by them.

                                                         Amount and Nature of
                                                           Beneficial Owner              Percent
Name and Address of Beneficial Owner                             (1)                     of Class
-----------------------------------------------------------------------------------------------------
Eiger Investment Group, LLC                                    259,067          (2)        9.2%
4521 West 131st Street
Leawood, KS  66209

Robert D. Taylor                                               147,300          (3)        5.2%

Michael J. Meyer                                                5,000           (4)         *

Stan Gegen                                                      98,500                     3.5%

Karl Gemperli                                                  447,345          (5)       15.8%

A. Kyle Reinoehl                                                68,668          (6)        2.2%

Michael D. Morgan                                               71,001          (7)        2.5%

All directors and officers as a group (8 persons)              962,572          (8)       34.1%

* Less than 1%.
(1) Pursuant to the rules of the Securities and Exchange Commission ("SEC"), shares of common stock of the Company that an individual or a group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purpose of computing the percentage of ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.
(2) Eiger Investment Group, LLC ("Eiger") holds a 10% $500,000 principal amount
Convertible Subordinated Debenture with a conversion price of $1.93 per share that matures on February 7, 2005. The subordinated debt is convertible into
259,067 shares of the Company's common stock. Eiger Investment Group, LLC is owned by certain members of the Company's management team.
(3) Includes presently exercisable options to purchase 5,000 shares of common stock of the Company.
(4) Includes presently exercisable options to purchase 5,000 shares of common stock of the Company.
(5) The total beneficial ownership of Mr. Gemperli is made up of the following:
(i) 161,757 shares of the Company's common stock directly beneficially owned,
(ii) 10,000 shares of the Company's common stock indirectly owned by Mr.
Gemperli's children, (iii) 207,254 shares of the Company's common stock issuable to Eiger Investment Group, LLC upon the conversion of the Convertible
Subordinated Debenture referred to in footnote 2 (above), as Mr. Gemperli owns an 80% interest in Eiger, and (iv) presently exercisable options to purchase
68,334 shares of common stock of the Company.
(6) Includes presently exercisable options to purchase 31,668 shares of common stock of the Company.
(7) Includes presently exercisable options to purchase 24,001 shares of common stock of the Company and 25,907 shares of common stock issuable to Eiger
Investment Group, LLC upon the conversion of the Convertible Subordinated
Debenture referred to in footnote 2 (above), as Mr. Morgan owns a 10% interest in Eiger.
(8) Includes presently exercisable options to purchase 161,004 shares of common stock of the Company held by executive officers and directors as a group and
259,067 shares of common stock of the Company issuable to Eiger Investment
Group, LLC upon the conversion of the Convertible Subordinated Debenture referred to in footnote 2 (above).

Section 16(a) Beneficial Ownership Reporting Compliance

         To the Company's knowledge, based solely on review of copies of reports filed with the Securities and Exchange Commission and written representations that no other reports were required during the fiscal year ending April 30,
2004, all Section 16(a) filing requirements applicable to the officers, directors and beneficial owners of more than 10 percent of the Company's equity securities were complied with on a timely basis.

                              ELECTION OF DIRECTORS

         The Board of Directors of the Company is divided into three classes, with the term of office of each class ending in successive years. The term of the Class II director expires with this annual meeting. The term of the Class
III director, if elected, will expire at the 2005 Annual Meeting of Stockholders and the term of the Class I director expires at the 2006 Annual Meeting of
Stockholders.

                             NOMINEES FOR DIRECTORS

The following information is given with respect to the nominees for election.

Class II - Term to Expire in 2007

Karl B. Gemperli, age 40, is the Company's President and Chief Executive Officer
and has been a member of the Board of Directors since September 2003. He has served as President and Chief Executive Officer of DCI, Inc., the Company's
operating subsidiary, since February 2000. Prior to joining DCI, Mr. Gemperli was an information systems consultant for Catalyst Software, last serving as
Midwest Regional Manager from March 1999 to January 2000. From March 1997 to
March 1999, Mr. Gemperli was an employee of the Company, serving as Vice
President of Manufacturing. Prior to joining the Company, Mr. Gemperli was an employee of Goodrich Aerospace for more than eight years. Mr. Gemperli has over
19 years of electronic manufacturing and management experience as well as a
Bachelor's degree in Aeronautical Engineering from the Massachusetts Institute of Technology and a Master's degree in Manufacturing Engineering from Boston
University.

The Board of Directors recommends that the stockholders vote FOR the election of
Mr. Gemperli.

Class III - Term to Expire in 2005

Stan Gegen, age 53, was appointed to the Board of Directors on July 22, 2004 and since 1998 has been President of Coordinated Systems & Supplies, Inc., a printing and distribution company located in Wichita, Kansas. Mr. Gegen has over
30 years of financial and business leadership experience in manufacturing, banking, retail and investment companies. Mr. Gegen began his career as a
Certified Public Accountant for Ernst & Young (formerly known as Arthur Young &
Co.) in Wichita, Kansas and has subsequently has held financial leadership positions in both private and public companies. Mr. Gegen is currently the
Chairman of the Audit Committee and serves on the Compensation Committee.

The Board of Directors recommends that the stockholders vote FOR the election of
Mr. Gegen.

               MEMBERS OF BOARD OF DIRECTORS CONTINUING IN OFFICE

The following information is given with respect to the Class I director who will continue to serve as a director of the Company until the 2006 annual meeting of
Stockholders.

Class I - Term to Expire in 2006

Robert D. Taylor, age 57, has served as a director of the Company since
September 1994 and is currently Chairman of the Board. Since November 2001, Mr.
Taylor has been President and Chief Executive Officer of Executive AirShare
Corporation. Executive AirShare Corporation charters, sells and operates fractional corporate jet and turboprop aircraft from its locations in Wichita,
Kansas and Kansas City, Missouri. From August 1998 until September 2001, Mr.
Taylor was President of Executive Aircraft Corporation, Wichita, Kansas, which sold, maintained and refurbished corporate jets. In August 2002, Executive
Aircraft Corporation filed a petition for Chapter 11 Protection under the U.S.
Bankruptcy Court for the district of Kansas. In December 2002, the assets of
Executive Aircraft Corporation were sold to a new entity, Wichita Executive
Aircraft Corporation, of which Mr. Taylor is President and a Director. Since
October 1995, Mr. Taylor has also owned and been President of Taylor Financial, a consulting and investment firm based in Wichita, Kansas. Since 1996, Mr.
Taylor has served as director of Commercial Federal Corporation, parent company of Commercial Federal Bank, a federal savings bank headquartered in Omaha,
Nebraska. He is also a trustee of the University of Kansas Endowment Fund and a member of the Advisory Board for the University of Kansas School of Business.
Mr. Taylor serves on the Company's Compensation and Audit Committees.

Committees and Director Meetings

         The Board of Directors has an Audit Committee and a Compensation
Committee. The entire Board of Directors acts as the Nominating Committee and each director participates in the consideration of director nominees. The
Nominating Committee meets the independence requirements of the American Stock
Exchange. The Nominating Committee does not have a charter.

         Stockholders wishing to submit the name of a candidate for the Board of
Directors should submit the recommendation, along with biographical information, to the Secretary of the Company at 15301 West 109th Street, Lenexa, Kansas,
66219. Other than this submission requirement, there are no differences in the manner in which the Nominating Committee evaluates a stockholder recommended director nominee. Once a potential nominee for director has been identified, including those candidates submitted by stockholders, the Nominating Committee determines whether to conduct a full evaluation of the candidate. This determination is based primarily on the need for additional directors to fill vacancies or expand the size of the Board of Directors. If it is determined that additional consideration is warranted, the Nominating Committee will then evaluate the potential nominee against the qualifications and skills it believes are necessary for directors to possess, including:

          o    Independence in accordance with the American Stock Exchange standards;
          o    High personal and professional ethics, integrity, and mature judgment;
          o    Business experience that is useful to the Company and
               complementary to the background and experience of the other directors;
          o    A commitment to serve and the ability to devote the required amount of time to carry out the duties and responsibilities of a director;
          o    Other relevant factors as the Nominating Committee may determine.

         An independent director on the Board of Directors nominated the two nominees standing for election at the annual meeting. Both of the nominees are already serving as directors of the Company.

         The Audit Committee's responsibilities include: (i) retaining and compensating the public accounting firm to be engaged to audit the Company; and
(ii) reviewing with the independent accountants the Company's quarterly results, the plan for, and results of, the auditing engagement, and the Company's internal accounting controls. In June 2003, the Board of Directors revised the previously adopted charter for the Audit Committee. The Audit Committee held three meetings during fiscal year 2004. Mr. Gegen and Mr. Taylor now comprise the Audit Committee and are independent (as defined in Section 121(A) of the listing standards of the American Stock Exchange). The Board has determined that both Mr. Gegen and Mr. Taylor qualify as audit committee financial experts.

         The Compensation Committee met twice during the last fiscal year and is now comprised of Mr. Taylor and Mr. Gegen. The Compensation Committee has been given the responsibility of setting and administering the policies governing the annual compensation of the Company's executive officers, as well as the
Company's benefit plans other than the Elecsys Corporation Stock Option Plan.
The entire Board administers the Elecsys Corporation Stock Option Plan.

         The Board of Directors held ten meetings during the fiscal year ended
April 30, 2004. During such fiscal year, each director attended at least 75% of the total number of meetings of the Board of Directors and the total number of meetings held by all Committees on which the director served.

         The Company encourages each member of the Board of Directors to attend the Annual Meeting of Stockholders. All directors were in attendance at the 2003
Annual Meeting of Stockholders.

         Stockholders who wish to communicate with the Board of Directors or with a particular director may send a letter to the Secretary of the Company at
15301 West 109th Street Lenexa, Kansas 66219. Any communication should clearly specify that it is

intended to be made to the entire Board of Directors or to one or more particular directors. The Secretary will forward the correspondence to the Board of Directors who may review the correspondence in their next meeting. Concerns relating to accounting, internal controls or auditing matters are immediately brought to the attention of the Chairman of the Audit Committee.

Report of the Audit Committee

         The Audit Committee has reviewed and discussed the audited financial statements with management and has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61,
Communication with Audit Committees. The Audit Committee has received the written disclosures and letter required by Independence Standards Board Standard
No. 1 from the independent auditor and has discussed with the auditor the auditor's independence. The Audit Committee has considered whether the provision of the non-audit services rendered by the Company's principal accountant are compatible with maintaining the principal accountant's independence. Pursuant to its review, the Audit Committee approved and authorized the Board of Directors to include the audited financial statements in the Company's Annual Report on
Form 10-KSB for the last fiscal year for filing with the Securities and Exchange
Commission.
                               Stan Gegen, Chairman
                               Robert D. Taylor
                               Audit Committee of the Board of Directors

Change in Auditors

         Effective August 9, 2004, the Company replaced Ernst & Young LLP as its independent auditors. The audit reports of Ernst & Young LLP on the financial statements of the Company for the fiscal years ended April 30, 2004 and 2003 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except for an additional paragraph noting the change in the Company's method of accounting for goodwill and other intangible assets.

         The decision to replace Ernst & Young LLP was approved by the Board of
Directors on August 9, 2004.

         In connection with its audits for the two most recent fiscal years and subsequent interim period, there have been no disagreements with Ernst & Young
LLP on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Ernst & Young LLP would have caused them to make reference to them in their reports on the financial statements for those years.

         On August 9, 2004, the Company engaged Mayer Hoffman McCann P.C., as independent auditors for purposes of auditing the financial statements for the fiscal year ending April

30, 2005. The decision to retain Mayer Hoffman McCann P.C. was approved by the Company's Board of Directors on August 9, 2004.

         The Company did not consult with Mayer Hoffman McCann P.C. regarding the application of accounting principles to a specific transaction or the type of audit opinion that might be rendered on the financial statements, and no written or oral advice was provided by Mayer Hoffman McCann P.C. that was a factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue prior to August 9, 2004.

Current Auditor Information

         The following table sets forth the aggregate fees billed to the Company for fiscal years ended April 30, 2004 and 2003 by the Company's principal auditing firm, Ernst & Young LLP.

                                                                    Years Ended April 30,
                                                                        2004              2003
                                                                -------------     -------------
          Audit fees (1)                                             $72,990           $65,225
          Audit-related fees (2)                                           -                 -
                                                                -------------     -------------
          Total audit and audit-related fees                          72,990            65,225
          Tax fees (3)                                                14,495            25,410
          All other fees (4)                                           2,800                 -
                                                                -------------     -------------
          Total                                                      $90,285           $90,635
                                                                =============     =============

(1) Audit Fees. The aggregate fees billed by Ernst & Young LLP for professional services rendered for the audit of the annual financial statements for the years ended April 30, 2004 and 2003 and for the reviews of the financial statements included in the quarterly reports on Form 10-QSB for those fiscal years.

(2) Audit Related Fees. The aggregate fees billed by Ernst & Young LLP for audit-related services for the years ended April 30, 2004 and 2003. Audit related services include fees for consents, comfort letters, and other related services.

(3) Tax Fees. The aggregate fees billed by Ernst & Young LLP for professional tax services rendered for the fiscal years ended April 30, 2004 and 2003.

(4) All Other Fees. Other fees billed by Ernst & Young LLP for services rendered to the Company, other than the services described above under "Audit Fees",
"Audit Related Fees", and "Tax Fees", for the fiscal years ended April 30, 2004 and 2003.

         The Audit Committee has considered whether the provision of these services is compatible with maintaining the principal accountant's independence.
The Audit Committee pre-approves all non-audit services as presented and prior to any work being performed.

         It is not anticipated that a representative from Ernst & Young LLP will be present at the annual meeting. If a representative from Ernst & Young LLP is in attendance at the annual meeting, however, it is anticipated that they will be available to respond to appropriate questions and, if they desire, to make a statement.

Director Compensation

         Each director, who is not a salaried employee of the Company or otherwise compensated by the Company pursuant to any management contract or otherwise, is paid an annual retainer of $9,000 plus a fee of $250 for each regular, special and committee meeting attended. An additional annual retainer of $3,000 is paid to the Audit Committee Chairman and an additional annual retainer of $9,000 is paid to the Chairman of the Board. The Chairman is also eligible to participate in the Company's health, dental and life insurance plans with equivalent terms of coverage, contribution and deductibles as the Chief
Executive Officer of the Company.

         The Company had a management advisory agreement with Merit Capital &
Management, Inc. ("Merit Capital") whose president and sole shareholder is
Michael Meyer, the Company's former Chairman of the Board of Directors. Pursuant to the terms of the agreement, the Company paid a monthly fee, in addition to benefits, in exchange for management advisory services.

         In July 2003, the agreement was amended and the management advisory services were terminated effective October 31, 2003. In February 2004, the
Company amended Merit Capital's management advisory agreement. Pursuant to the terms of the amended agreement, Merit Capital was paid a fee of $4,500 per month commencing March 2004 and ending July 2004.

         The Company paid Merit Capital $80,000 and $78,000 for the years ended
April 30, 2004 and 2003, respectively.

Executive Compensation

         The following table sets forth information concerning cash and non-cash compensation paid to, or accrued for the benefit of, the Company's officers
("Named Executive Officers") for all services rendered in all capacities to the
Company for the fiscal years ended April 30, 2004, 2003 and 2002.

                           Summary Compensation Table
                                                                                  Long Term
                                            Annual Compensation                 Compensation
                                 ---------------------------------------------------------------
                                                                                Securities
                                                            Other Annual         Underlying         All Other
Name and Principal Position      Year    Salary    Bonus    Compensation(1)     Options/SARs (#)  Compensation (2)
--------------------------------------------------------------------------------------------------------------
Karl B. Gemperli (4)              2004   $147,004    $   -            $  -                 -           $4,406
     President and Chief          2003   $140,004  $44,364            $  -            15,000           $4,200
     Executive Officer, Elecsys   2002   $140,004    $   -            $  -            35,000           $2,100
     Corporation

A. Kyle Reinoehl (5)              2004   $118,000    $   -          $6,183                 -           $3,627
     Vice President-Sales and     2003   $118,000  $11,990          $5,400            10,000           $3,540
     Marketing, DCI, Inc.         2002   $116,000  $ 5,000          $5,400            20,000           $1,740

Michael D. Morgan                 2004   $105,000    $   -            $  -                 -           $3,115
     Vice President-              2003   $ 94,999  $26,378            $  -            11,000           $2,850
     Manufacturing, DCI, Inc.     2002   $ 94,995    $   -            $  -            29,000           $2,850

(1) Includes $5,400 for an automobile allowance for Mr. Reinoehl. In January
2004, Mr. Reinoehl's compensation was changed to include sales commissions. For
2004, the Company paid Mr. Reinoehl $783 in commissions.

(2) Consists of Company matching contributions made on behalf of the Named
Executive Officers under the Company's 401(k) Savings Plan.

Stock Options

         There were no stock option grants made to the Named Executive Officers during the fiscal year ended April 30, 2004.

         The following table sets forth information concerning stock options exercised by the Named Executive Officers during the fiscal year ended April 30,
2004, and the number of shares and the value of options outstanding as of April
30, 2004, for each Named Executive Officer.

       Aggregate Option Excercises and Option Values as of April 30, 2004
                                                           Number of Securities            Value of Unexercised
                                                      Unexercised Options at 4/30/04  In-the-Money Options at 4/30/04
                                                                   (#)                            ($) (1)
                                                     -----------------------------------------------------------------
                        Shares Acquired   Value
Name                    on Exercise (#)    Realized   Exercisable     Unexercisable    Exercisable    Unexercisable
----------------------------------------------------------------------------------------------------------------------
Karl B. Gemperli               -              -          68,334          31,666           9,100           4,550
A. Kyle Reinoehl               -              -          31,668          13,332           5,200           2,600
Michael D. Morgan              -              -          24,000          17,000           7,540           3,770

                                       10

(1)      Based on the closing price of the common stock on the American Stock
         Exchange of $1.20 per share on April 30, 2004, less the option exercise price if the exercise value of the option is less than the closing price.

                               EXECUTIVE OFFICERS

        The Company currently has two executive officers, Karl B. Gemperli,
President and Chief Executive Officer and Todd A. Daniels, who serves as the
Company's Vice President and Chief Financial Officer. Mr. Gemperli and Mr.
Daniels also serve as officers of DCI, Inc., the wholly-owned operating subsidiary of the Company. The executive officers of DCI, Inc. as well as certain biographical information about them are as follows:

Name                                Age     Position
-----------------------------------------------------------------------------------------
Karl B. Gemperli           40       President and Chief Executive Officer, Elecsys
                                     Corporation and President and Chief Executive
                                     Officer, DCI, Inc.
A. Kyle Reinoehl           38       Vice President - Sales and Marketing, DCI, Inc.
Michael D. Morgan          50       Vice President - Manufacturing, DCI, Inc.
Todd A. Daniels            36       Vice President and Chief Financial Officer, Elecsys
                                     Corporation and Vice President - Finance,
                                     DCI, Inc.

Karl B. Gemperli has served as President of DCI, Inc. since February 2000 and was promoted to President and Chief Executive Officer of the Company in July
2003. He has been a member of the Board of Directors since September 2003. Prior to joining DCI, Mr. Gemperli was an information systems consultant for Catalyst
Software, last serving as Midwest Regional Manager from March 1999 to January
2000. From March 1997 to March 1999, Mr. Gemperli was an employee of the
Company, serving as Vice President of Manufacturing. Prior to joining the
Company, Mr. Gemperli was an employee of Goodrich Aerospace for more than eight years. Mr. Gemperli has over 19 years of electronic manufacturing and management experience as well as a Bachelor's degree in Aeronautical Engineering from the
Massachusetts Institute of Technology and a Master's degree in Manufacturing
Engineering from Boston University.

A. Kyle Reinoehl has served as Vice President-Sales and Marketing of DCI, Inc.
since March 2001. Prior to joining the Company, Mr. Reinoehl was an employee of
Future Electronics, an electronic component distributor based in Montreal,
Quebec, Canada. Mr. Reinoehl was with Future Electronics for 6 years, last serving as General Manager of the Kansas City division. Prior to that, Mr.
Reinoehl was an employee of Harmon Industries for 5 years.

Michael D. Morgan has served as Vice President-Manufacturing of DCI, Inc. since
March 2000. Prior to joining the Company, Mr. Morgan was an employee of Goodrich
Aerospace, Test Systems Division for more than eleven years, last serving as
Director of

                                       11

Manufacturing and prior to that was an employee of Kustom Signals for over eight years. Mr. Morgan has over 23 years of electronic manufacturing experience.

Todd A. Daniels joined the Company in April 2002 as Vice President-Finance of
DCI, Inc. and was promoted to Vice President and Chief Financial Officer of
Elecsys Corporation in October 2002. Prior to joining the Company, from May 2001 to April 2002, Mr. Daniels was Manager of Corporate Forecasting and Reporting
for EPIQ Systems, Inc., a developer of market-leading software solutions for workflow management and data communications infrastructure. From April 1998 to
May 2001, Mr. Daniels held various accounting and financial management positions with Honeywell International, Inc. and AlliedSignal, Inc. Mr. Daniels is a
Certified Public Accountant with over 14 years of public accounting and private industry accounting experience.

Equity Compensation Plan Information

         The following table sets forth (a) the number of securities to be issued upon exercise of outstanding options, warrants and rights, (b) the weighted average exercise price of outstanding options, warrants and rights and
(c) the number of securities remaining available under equity compensation plans
(excluding securities reflected in column (a)).

                                      (a)                   (b)                        (c)
                               Number of securities   Weighted-average     Number of securities remaining
                                 to be issued upon        price of         available for future issuance
                                    exercise of         outstanding       under equity compensation plans
                               outstanding options,  options, warrants     (excluding those in column (a))
Plan Category                   warrants and rights      and rights
------------------------------------------------------------------------------------------------------------
Equity compensation plans
approved by stockholders              299,250              $1.28                      139,500

Equity compensation plans not
approved by stockholders
                                         -                   -                           -

Total                                 299,250              $1.28                      139,500

         The Elecsys Corporation Stock Option Plan is the Company's only equity compensation plan for purposes of the foregoing table.

Stockholder Proposals for 2005 Annual Meeting

         Stockholder proposals to be considered for inclusion in the proxy statement and considered at the 2005 annual meeting of the Stockholders must be received by the Company no later than April 22, 2005. Any such proposals should be directed to the Secretary of the Company at 15301 West 109th Street, Lenexa,
Kansas 66219.

         Proposals of Stockholders not intended for inclusion in the Company's
2005 proxy statement must be received by the Company in writing no later than
July 6, 2005 in

                                       12

order to preclude the Company's use of its discretionary proxy voting authority if the proposal is raised at the 2005 annual meeting.

Financial Statements

         The Annual Report to Stockholders of the Company for the fiscal year ended April 30, 2004, is enclosed with this proxy statement. The financial statements of the Company are set forth in that Annual Report.

Other Matters

         The Board of Directors is not aware of any matter that will be presented for action at the annual meeting other than the matters set forth herein. If other matters properly come before the meeting, it is intended that the holders of the proxies hereby solicited will vote thereon in accordance with their best judgment.

                                         By Order of the Board of Directors,

                                         /s/ Karl B. Germerli
                                         Karl B. Gemperli
                                         President and Chief Executive Officer

THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED IN THE MANNER
DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE
VOTED FOR THE PROPOSAL.

Either of said proxies present and acting at said meeting or any adjournment thereof shall have and may exercise all of the powers of either said proxies.
The undersigned hereby ratifies and confirms that all said proxies, or either of them or their substitutes, may lawfully do or cause to be done by virtue hereof, any action relating to the annual meeting of stockholders or any continuation or adjournment thereof, and the undersigned further acknowledges receipt of the notice of said meeting and the Proxy Statement accompanying it.

                                    Dated:
                                          --------------------------------, 2004

                                    --------------------------------------------
                                    Signature

                                    --------------------------------------------
                                    Signature

                    Please insert date of signing and sign exactly as name
                    appears on your stock certificate. If signing as attorney, administrator, executor, trustee or guardian, give full
                    title as such.

                          A New Way to Vote your Proxy
                         (In addition to voting by mail)
                                VOTE BY TELEPHONE
                         24 hours a Day - 7 days a Week
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       TELEPHONE                            OR                 MAIL
       ---------                                               ----
       1-800-758-6973

     o    Use any touch-tone telephone.                       o   Mark, sign and date the proxy.
     o    Have this proxy form in hand.                           card on the reverse side.
     o    Enter the Control Number located                    o   Detach the proxy card.
          on the reverse bottom of this card.                 o   Return the proxy card in the
     o    Follow the simple recorded instructions.                postage-paid envelope provided.

PROXY
                               ELECSYS CORPORATION
                    15301 WEST 109TH STREET, LENEXA, KS 66219
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR
            THE ANNUAL MEETING OF STOCKHOLDERS ON SEPTEMBER 23, 2004
              The Board of Directors recommends a vote for the two
                                 Board Members.

The undersigned hereby appoints Robert D. Taylor and Karl B. Gemperli, or each of them, or their designees, each with full power of substitution, as lawful proxies to represent and vote all of the shares of Common Stock which the undersigned is entitled to vote at the annual meeting of the stockholders of the
Company to be held at the Lenexa Conference Center, 11184 Lackman Road, Lenexa,
Kansas on Thursday, September 23, 2004, commencing at 2:00 p.m., local time on that day, and at any adjournment thereof, as fully and with the same effect as the undersigned might or could do if personally present, with respect to the following matters and, in their discretion upon any other matters that may properly come before the meeting:

1. Approval of the election of:
         (01) Karl B. Gemperli as a Class II Director to serve for a term of three years expiring in 2007.

         FOR                                    WITHHOLD AUTHORITY

         (02) Stan Gegen as a Class III Director to serve for a term of one year expiring in 2005.

         FOR                                    WITHHOLD AUTHORITY